SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant[X] Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12.

Pacific Select Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

July 15, 2025

Dear Contract Owner:

Attached is a Proxy Statement that contains an important proposal (the “Proposal”) with respect to the Growth Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”). The Fund serves as an investment option under variable life insurance or variable annuity contracts (the “Contracts”) issued by Pacific Life Insurance Company or Pacific Life & Annuity Company. The Proposal does not seek to change the benefits or provisions of your Contract. As a Contract Owner with a beneficial interest in the Fund as of July 1, 2025 (“Record Date”), you are entitled to vote on the Proposal.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal. A summary of the Board’s considerations for approving the Proposal, as well as other important information, is provided in the Proxy Statement. Please read the Proxy Statement and consider it carefully before casting your voting instruction.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Jay Orlandi

Chief Executive Officer and President

PACIFIC SELECT FUND

700 Newport Center Drive

Post Office Box 7500

Newport Beach, California 92660

Notice of Special Meeting of Shareholders

of the Growth Portfolio

To be Held on August 20, 2025

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders of the Growth Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”), is scheduled for August 20, 2025 at 10:00 a.m. Pacific Time, to be held virtually via the Internet only with no physical in-person location. Shareholders as of the Record Date who wish to participate can thus do so from any location that is convenient to them. You are cordially invited to attend the Meeting. If you were a shareholder of the Fund as of the Record Date, please send an e-mail to the Fund’s proxy solicitor, Morrow Sodali Fund Solutions (“MSFS”), at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on August 19, 2025 to register to attend. Please include the Fund’s name in the subject line and provide your name, address and the control number found on your proxy card in the body of the e-mail. MSFS will then e-mail you the credentials and instructions for voting during the Meeting.

The Meeting is being held to act on the following proposal (“Proposal”) with respect to the Fund, as further described in the enclosed Proxy Statement:

Proposal: To change the classification of the Growth Portfolio from a “diversified” company to a “non-diversified” company.

Shareholders of record at the close of business on July 1, 2025 (“Record Date”) are entitled to notice of, and to vote at, the Meeting, including any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts (“Contract Owners”) having a beneficial interest in the Fund on the Record Date are entitled to vote as though they were direct shareholders of the Fund.

Please read the enclosed Proxy Statement carefully for information about the Proposal to be considered at the Meeting.

Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. You may vote by mail by completing, signing, and returning the enclosed voting instruction. If you vote by mail, your voting instruction must be received at the address shown on the enclosed postage paid envelope to be counted. We encourage you to vote telephonically by calling 855-422-4575 or via the Internet by logging onto www.proxyvotenow.com/paclife2025 and following the online instructions. Whether voting by mail, telephone or Internet, voting instructions must be received by 6:00 a.m. Pacific Time on August 20, 2025 to be counted.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal.

Please respond — your vote is important.

By Order of the Board of Trustees

Starla C. Yamauchi

Secretary

July 15, 2025

PROXY STATEMENT

July 15, 2025

TABLE OF CONTENTS

I.	Introduction	2
II.	Proposal to Change the Classification of the Growth Portfolio from a “Diversified” Company to a “Non-Diversified” Company	2
III.	Other Business	5
IV.	General Information	5

PACIFIC SELECT FUND

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

OF THE GROWTH PORTFOLIO
TO BE HELD ON AUGUST 20, 2025

I.	INTRODUCTION

This proxy statement (the “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Pacific Select Fund (the “Trust”), on behalf of the Growth Portfolio (the “Fund”), a series of the Trust, to be voted at a special meeting of shareholders of the Fund to be held on August 20, 2025 (the “Meeting”). Pacific Life Insurance Company (“PLIC”) and Pacific Life & Annuity Company (“PL&A”) (PL&A together with PLIC, “Pacific Life”) are the sole shareholders of the Fund entitled to vote. However, those voting rights are being passed on to you as an owner of a variable life insurance policy or variable annuity contract (each a “Contract Owner”) issued by Pacific Life, allowing you to provide voting instructions that will be followed when votes are cast by Pacific Life at the Meeting. This Proxy Statement is first being mailed to shareholders on or about July 23, 2025.

Summary of Proposal

Shareholders are being asked to vote on a proposal (the “Proposal”) to change the classification of the Fund from a “diversified” company (fund) to a “non-diversified” company (fund) as further described in this Proxy Statement.

The Board of Trustees unanimously recommends that you vote “FOR” the Proposal.

II.	PROPOSAL TO CHANGE THE CLASSIFICATION OF THE GROWTH PORTFOLIO FROM A “DIVERSIFIED” COMPANY TO A “NON-DIVERSIFIED” COMPANY

What are shareholders being asked to approve?

Shareholders are being asked to approve a change in the Fund’s classification from a “diversified” company to a “non-diversified” company (also called a “diversified fund” and “non-diversified fund”).

What is a “diversified fund?”

A diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of one issuer.

The Fund is currently classified as a “diversified” fund.

What is a “non-diversified fund?”

A non-diversified fund is not required to meet the standard of a diversified fund, described above. Therefore, a non-diversified fund may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Why are shareholders being asked to approve this change?

The Investment Company Act of 1940, as amended (the “1940 Act”), requires every mutual fund to state as a fundamental policy whether it is a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s fundamental policy, such as a change in classification from a diversified fund to a non-diversified fund.

As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by shareholders, the Fund will not be subject to this limitation and the Fund’s current sub-adviser, MFS Investment Management (the “Sub-Adviser”), would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Fund’s classification to a non-diversified fund will provide the Sub-Adviser with enhanced flexibility to actively manage the Fund’s portfolio holdings and potentially result in better investment performance. The Fund’s investment goal, strategies and other investment policies will remain unchanged.

What is the reason for the proposal?

Over the past several years, certain technology-related issuers have experienced significant increases in market capitalization. Consequently, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark index, has become much more concentrated at the individual issuer level. As of May 1, 2025, issuer weightings over 5% in the Index, in aggregate, comprised 48.70% of the Index’s total weight. Specifically, as of May 1, 2025, the weightings of the following issuers represented over 5% of the Index: Apple Inc. (11.22%), Microsoft Corp. (11.31%), Nvidia Corp. (9.35%), Amazon.com Inc. (6.44%), and Alphabet Inc. (6.27%). Although levels of concentration have historically fluctuated in the Index, the Sub-Adviser believes that this market concentration is likely to continue. Although the Fund is not an index fund, the Sub-Adviser expects to cause the Fund to maintain exposure to large and growing companies.

In order to meet the requirements of the Fund’s current diversification status, the Sub-Adviser is limited in its ability to effectively manage the Fund’s current positions in certain issuers. Similar to the Index, the Fund’s portfolio has gradually become more concentrated over time as a result of increases in the market capitalization of certain issuers. As of May 1, 2025, issuer weightings over 5% in the Fund’s portfolio, in aggregate, comprised 40.90% of the Fund’s total assets. The Fund is not required to reduce these positions because they are the result of market appreciation subsequent to the Fund’s investment. However, the Sub-Adviser is limited in its ability to effectively manage these positions based on its current investment thesis or relative risk expectations for these issuers. Specifically, the Sub-Adviser is currently limited to only being able to reduce its more concentrated positions and, therefore, is unable to freely adjust these positions upward or downward relative to the Index and the Sub-Adviser’s long-term outlook of an issuer’s fundamentals.

The Fund is actively managed and does not seek to track the holdings or issuer weightings of the Index and, therefore, if the proposal is approved by the Fund’s shareholders, the Fund may seek to hold overweight or underweight positions in specific issuers relative to the Index based on the Sub-Adviser’s long-term risk and return expectations for a particular issuer. For these reasons, the Sub-Adviser believes that reclassifying the Fund as a non-diversified fund is in the best interests of the Fund and its shareholders.

Pacific Life Fund Advisors LLC (the “Adviser”), the Fund’s investment adviser, believes that reclassifying the Fund as a non-diversified fund is in the best interests of the Fund and its shareholders and will provide the Sub-Adviser with increased investment flexibility over time to adjust individual positions based on the Sub-Adviser’s relative risk expectations for these issuers and the potential for better investment performance. At the Sub-Adviser’s request, the Adviser and the Board considered and approved reclassifying the Fund as a non-diversified fund, subject to shareholder approval. Accordingly, the Adviser recommended, and the Board approved, a change in the Fund’s classification from diversified to non-diversified effective as soon as practicable following the Meeting, subject to shareholder approval.

As noted above, if shareholders approve the reclassification of the Fund to a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s other investment policies will remain unchanged.

Would the proposal result in any changes to how the Fund is managed?

Yes. Changing to a non-diversified fund would mean the Fund would be able to invest a greater percentage of its assets in the securities of a single issuer or in a fewer number of issuers than a fund that is classified as diversified.

The Adviser believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance; however, the Sub-Adviser’s investment decisions may not be successful, and if a security or an issuer fails to produce the expected results, the negative impact to the Fund could be greater than if the Fund were diversified. Being classified as non-diversified may increase the Fund’s price volatility and the risk that its value could go down because of the poor performance of a single investment or that a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. As discussed further in the next paragraph, being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund. Rather, it provides investment flexibility for the Sub-Adviser to manage the Fund as non-diversified.

If the Fund’s shareholders approve this proposal, the Sub-Adviser is expected to manage the Fund as non-diversified. However, the Sub-Adviser may choose not to manage the Fund as non-diversified, depending on its assessment of the investment opportunities available to the Fund. The Sub-Adviser will reserve freedom of action to manage the Fund as non-diversified or diversified as it deems to be in the Fund’s and shareholders’ best interests. If the Sub-Adviser does not manage the Fund as non-diversified within three years of shareholder approval, the 1940 Act rules will require the Fund to again seek shareholder approval to reserve freedom of action to manage the Fund as non-diversified. Regardless of any change in the Fund’s diversification status under the 1940 Act, the Fund intends to comply with the diversification rules under Section 817(h) of the Internal Revenue Code of 1986 (the “Code”), to maintain the favorable tax treatment afforded the Fund by that section of the Code.

Will the reclassification increase the Fund’s risk profile?

The Adviser believes moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing the Fund with more flexibility to adjust individual positions based on the Sub-Adviser’s relative risk expectations for these issuers. The change from a diversified fund to a non-diversified fund does not necessarily mean that the Sub-Adviser will manage the Fund as a more concentrated portfolio and the Sub-Adviser does not anticipate any material change to the Fund’s investment approach. However, concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers could adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Fund’s assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers may also magnify any negative or underperformance by such issuers. In general, because the Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, the Adviser believes these additional risks are outweighed by the potential for improved performance and greater flexibility afforded to the Sub-Adviser in managing the Fund. As discussed above, there have been significant increases in the market capitalization of certain technology-related issuers currently held by the Fund and included in the Index. The limitations imposed on diversified funds under the 1940 Act restrict the Fund from actively managing these positions. We believe moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing the Sub-Adviser with more flexibility to adjust individual positions based on the Sub-Adviser’s relative risk expectations for these issuers.

What were the Board’s considerations?

In approving the change to the Fund’s classification from diversified to non-diversified, the Board considered several factors, including but not limited to the following: (a) the Adviser’s view that it would be in the best interests of the Fund to give the Sub-Adviser the flexibility to manage the Fund in a similar manner to other funds and accounts currently managed by the Sub-Adviser with substantially similar investment strategies as the Fund; (b) changing the Fund’s classification from diversified to non-diversified would enable the Fund to take larger positions in a smaller number of issuers, which would give the Sub-Adviser more flexibility to manage the Fund in accordance with its established growth strategy but may also lead to increased volatility; (c) that there would be increased risk that poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than if it were diversified; and (d) the Adviser believes that the proposal is in the best interests of the Fund and its shareholders. The Trustees also considered the anticipated costs to the Fund of the proposal, including costs for proxy solicitation and the costs associated with potential portfolio repositioning, if any.

What if shareholders do not approve the Proposal?

If Shareholders do not approve the Proposal, the Fund will continue to be managed as a “diversified” fund.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR this Proposal.

III.	OTHER BUSINESS

The Board of Trustees does not know of any other matters to be presented at the Meeting other than the Proposal set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the person(s) named in the accompanying form of proxy.

IV.	GENERAL INFORMATION

How are proxies being solicited?

The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, Internet or in person. Morrow Sodali Fund Solutions, LLC (“Morrow Sodali”) has been retained to assist with voting instruction activities (including assembly and mailing of materials to Contract Owners and tallying the votes).

Who is bearing the costs associated with the Fund’s change to a non-diversified fund?

The Sub-Adviser will pay costs and expenses up to $150,000 incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions, with the Fund to bear any costs and expenses exceeding that amount. Morrow Sodali is expected to be paid approximately $45,500 for printing and mailing proxy materials and tabulating votes. Additional costs include, but are not limited to, filing fees, legal fees, and if necessary, proxy solicitation fees, which are estimated to be approximately $68,000.

To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, the Fund will incur commissions and other transaction costs typically associated with the purchase and sale of securities. The Sub-Adviser expects that any immediate costs associated with repositioning of the Fund’s holdings as a result of the change to a non-diversified fund will be immaterial relative to the Fund’s net assets. The Sub-Adviser anticipates that any resulting changes to the Fund’s portfolio composition will occur over a period of time in response to the Sub-Adviser’s view of the performance potential and relative risk of an issuer in light of prevailing market conditions.

Who has a right to vote at the Meeting?

Holders of shares of the Fund as of the close of business on July 1, 2025 (the “Record Date”) are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Class I. PLIC and PL&A are the sole shareholders of Class I of the Fund entitled to vote. Each of PLIC and PL&A holds Class I shares of the Fund in its “Separate Accounts,” which are investment accounts established specifically to support obligations of the Contracts. The assets and liabilities of the Separate Accounts are segregated from each insurance company’s general account assets and liabilities. PLIC’s and PL&A’s respective voting rights are being passed on to you as a Contract Owner, allowing you to provide voting instructions that will be followed when votes are cast by each insurance company’s Separate Accounts at the Meeting. The number of shares for which such instruction may be given for the purpose of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date.

Class P. Certain funds of funds of the Trust (each an “Allocation Fund”) and PLIC are the sole shareholders of Class P of the Fund entitled to vote. Each Allocation Fund will vote its proxies for the Proposal in the same proportion as the vote of all other shareholders of the Fund (namely, the Class I shareholders and non-Allocation Fund Class P shareholders of the Fund). The number of shares for which such instruction may be given for the purpose of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date.

How can Contract Owners vote on this proxy?

Contract Owners may vote by mail, telephone, Internet or at the Meeting. Voting instructions, whether submitted via mail, telephone or Internet, must be received by 6:00 a.m. Pacific Time on the Meeting Date or properly submitted at the Meeting in accordance with instructions which will be provided before the Meeting. If you vote by mail, the voting instruction proxy card (the “proxy card”) must be properly executed (signed by all Contract Owners of record) and received at the address shown on the enclosed postage paid envelope.

Contract Owners may also vote by attending the Meeting. To attend the Meeting, you will be required to provide credentials as described in the Notice of Special Meeting of Shareholders.

Contract Owners may revoke a previously submitted proxy card at any time prior to its use by providing PLIC and/or PL&A with a written revocation or duly executed proxy card bearing a later date. In addition, any Contract Owner who attends the Meeting may vote at the Meeting, thereby canceling any voting instruction previously given.

How will our shares be voted at the Meeting?

(i)       If you provide voting instructions timely (on a properly executed proxy card if you are voting by mail), your shares will be voted in accordance with your voting instructions.

(ii)       If you provide a properly executed proxy card timely, but it does not include voting instructions, your shares will be voted FOR the Proposal.

(iii)       If you provide voting instructions timely to ABSTAIN, the instruction will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting and your shares will be voted as an abstention, which will have the same effect as a vote AGAINST the Proposal.

(iv)       If you do not provide voting instructions timely (and have not provided a properly executed proxy card), your shares will be voted in the same proportion as all other shareholders in the same Separate Account voted.

As a result of the proportional voting described in paragraph (iv) above, a small number of Contract Owners could determine the outcome of the vote.

What is the ownership of shares of the Fund?

With respect to Class I shares of the Fund. As of the close of business on the Record Date, there were 12,390,185.519 Class I shares of the Fund outstanding.

With respect to Class P shares of the Fund. As of the close of business on the Record Date, there were 6,768,294.182 Class P shares of the Fund outstanding.

To the knowledge of the Trust, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the outstanding shares of the Fund.

Principal Holders of Fund Shares. The following table provides the shareholders of record (or shareholders known by the Trust to own beneficially) that owned more than 5% of the Fund’s share classes as of the Record Date.

Class Name	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Class I	Separate Account A of Pacific Life Insurance Company	6,274,885.813	50.644%
Class I	Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company	988,639.120	7.979%
Class I	Pacific Select Exec Separate Account of Pacific Life Insurance Company	4,567,082.016	36.860%
Class P	Portfolio Optimization Moderate	2,512,696.078	37.125%
Class P	Portfolio Optimization Growth	2,725,052.147	40.262%
Class P	Portfolio Optimization Aggressive-Growth	931,260.083	13.759%

PLIC is a Nebraska domiciled life insurance company and a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. PL&A is an Arizona domiciled life insurance company and a subsidiary of PLIC. PLIC and PL&A’s principal offices are located at 700 Newport Center Drive, Newport Beach, CA 92660.

What constitutes a quorum and what is the required vote for the Proposal?

Quorum

A quorum must be present at the Meeting for action to be taken on the Proposal. Holders of 30% of the outstanding shares of the Fund present in person or by proxy shall constitute a quorum. Any lesser number shall be sufficient for adjournments. Shares held by shareholders present in person or represented by proxy at the Meeting (including PLIC and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting. It is anticipated that a quorum will be present at the Meeting because PLIC and PL&A are the beneficial owners of a majority of the outstanding shares of the Class I shares of the Fund and the Allocation Funds and PLIC are the beneficial owners of a majority of the outstanding shares of the Class P shares of the Fund.

Required Vote

The Proposal requires the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund to vote “FOR” the approval of the Proposal. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of the Fund means the affirmative vote at a duly called meeting of the lesser of: (1) 67% or more of the voting securities of the Fund that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. This is a fund-wide vote, meaning that all classes (Class I and Class P) of the Fund will vote together, and vote results will be considered at the Fund level without regard to share class.

Who are the Fund’s key service providers?

Pacific Life Fund Advisors LLC (“PLFA”), a Delaware limited liability company and wholly-owned subsidiary of PLIC, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. PLFA employs MFS Investment Management as sub-adviser to the Fund, pursuant to a sub-advisory agreement.

Pacific Select Distributors, LLC serves as the Fund’s principal underwriter and distributor pursuant to a Distribution Agreement with the Trust.

Pacific Life Insurance Company and PLFA provide administrative services to the Fund pursuant to an Administration Agreement with the Trust.

The investment adviser, principal underwriter and distributor, and administrators are all located at 700 Newport Center Drive, Newport Beach, California 92660.

MFS Investment Management, a Delaware corporation and indirect subsidiary of Sun Life Financial Inc., serves as the Sub-Adviser to the Fund pursuant to a sub-advisory agreement among PLFA, the Trust and the Sub-Adviser. The Sub-Adviser is located at 111 Huntington Avenue, Boston, Massachusetts 02199.

Where can you obtain recent shareholder reports and other information?

The Fund’s most recent prospectus, annual and semi-annual shareholder reports are available upon request without charge via the following contact methods:

Email:	PSFdocumentrequest@pacificlife.com
Regular mail:	Pacific Select Fund, P.O. Box 9000, Newport Beach, CA 92660
Express mail:	Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660
Telephone:	Pacific Life Annuity Contract Owners: 1-800-722-4448

Pacific Life Insurance Policy Owners: 1-800-347-7787

Pacific Life Annuity Financial Professionals: 1-800-722-2333

Pacific Life Insurance Financial Professionals: 1-800-347-7787

Pacific Life & Annuity Company (“PL&A”) Annuity Contract Owners: 1-800-748-6907

PL&A Insurance Policy Owners: 1-888-595-6997

PL&A Annuity Financial Professionals: 1-800-722-2333

PL&A Insurance Financial Professionals: 1-888-595-6997

Website:	www.PacificLife.com/PacificSelectFund.html

How can a shareholder submit a proposal?

The Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law or if otherwise deemed advisable by the Fund’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

PACIFIC SELECT FUND

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/paclife2025
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free 855-442-4575
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

---

GROWTH PORTFOLIO OF PACIFIC SELECT FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 20, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints the Senior Vice President and any other officer of Pacific Select Fund who is affiliated with Pacific Life Fund Advisors LLC, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the "Meeting") of Pacific Select Fund to be held virtually at 10:00 a.m., Pacific Time, on August 20, 2025, and at any adjournments thereof, upon the proposal described in the Notice of the Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management.

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100347 – PLG_0825

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 20, 2025.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/paclife2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposal.
The Board of Trustees has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To change the classification of the Growth Portfolio from a "diversified" company to a "non-diversified" company.	☐	☐	☐

Transact such other business as may properly come before the Meeting.

100347 – PLG_0825